                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                 FORM 8-K/A
                               AMENDMENT NO. 1
                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)      September 30, 1996
                                                  ------------------------


                        PERSONNEL GROUP OF AMERICA, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                   001-13956                56-1930691
----------------------------   ------------------------    ------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)



                         6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                  (704) 442-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)

Item 7.  Financial Statements.

         Financial Statements

         Filed herewith is the pro forma financial information required to be filed by Item 7 of Form 8-K in connection with the Company's acquisition of substantially all the assets of Business Enterprise Systems and Technology, Inc., doing business as BEST Consulting ("BEST"), as reported in the Current Report on Form 8-K filed with the Commission on October 15, 1996 (the "Original Report"), to which this Amendment No. 1 relates:

         Unaudited Pro Forma Financial Statements

         Unaudited Pro Forma Balance Sheet as of June 30, 1996

         Notes to Unaudited Pro Forma Balance Sheet

         Unaudited Pro Forma Income Statements of Income for the Year Ended December 31, 1995 and the Six Months Ended June 30, 1996

         Notes to Unaudited Pro Forma Statements of Income


         The historical financial statements required to be filed by Item 7 of Form 8-K in connection with the acquisition of BEST were filed with the Original Report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 1996


                                       PERSONNEL GROUP OF AMERICA, INC.


                                       By:   /s/ Michael P. Bernard
                                             -----------------------------------
                                             Chief Financial Officer and
                                             Treasurer

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                        INDEX TO FINANCIAL STATEMENTS

     Documents filed under Item 7

      Unaudited Pro Forma Financial Statements

      Unaudited Pro Forma Balance Sheet as of June 30, 1996

      Notes to Unaudited Pro Forma Balance Sheet

      Unaudited Pro Forma Income Statements of Income for the Year Ended December 31, 1995 and the Six Months Ended June 30, 1996

      Notes to Unaudited Pro Forma Statements of Income

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


         The following unaudited pro forma financial statements (the Unaudited Pro Forma Financial Statements) have been derived by the application of pro forma adjustments to historical consolidated financial statements of the Company and pro forma financial statements previously filed on July 3, 1996 in a Current Report on Form 8-K. The unaudited pro forma statements of income for the year ended December 31, 1995, and the six-month period ended June 30, 1996, give effect to the initial public offering (the IPO) in September 1995, the acquisitions of Allegheny Personnel Services, Profile Temporary Services, Judith Fox Staffing Companies and The Computer Resources Group, Inc. and the conversion of three (3) previously franchised Nursefinders offices to Company-owned offices (collectively, the Transactions or the Acquired Companies) along with the acquisition of Business Enterprise Systems and Technology, Inc. (BEST) as if the IPO, the Transactions and the acquisition of BEST were consummated as of January 1, 1995. The unaudited pro forma balance sheet gives effect to the acquisition of BEST as if the transaction had occurred on June 30, 1996. The Company's historical balance sheet as of June 30, 1996, includes the assets of the Acquired Companies as those acquisitions were completed prior to such date. Unaudited pro forma financial statements for the Transactions as of March 31, 1996, and for the year ended December 31, 1995, and the three-month period ended March 31, 1996, were included in the Company's Registration Statement on Form S-1 dated June 11, 1996, and incorporated by reference into the Company's Current Report on Form 8-K filed July 3, 1996.

         The Unaudited Pro Forma Financial Statements should not be considered indicative of actual results that would have been achieved had the IPO, the Transactions and the acquisition of BEST been consummated on the date or for the periods indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company and the notes thereto.

         The pro forma adjustments were applied to the historical financial statements to reflect and account for the Transactions and the acquisition of BEST as purchases. Accordingly, the pro forma data reflect the preliminary allocation of the purchase price paid for the Acquired Companies and BEST based on the estimated fair value of the tangible and intangible assets and liabilities. Management believes that the final allocation will not vary significantly from such preliminary allocation.

                        PERSONNEL GROUP OF AMERICA, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1996
                                 (in thousands)



                                                                                        BEST        Pro Forma
                                                                        PGA          Transaction   Adjustments     Pro Forma
                                                                        ---          -----------   -----------     ---------
ASSETS
Current assets:
   Cash                                                              $  48,249         $    850       $(24,000)b   $  25,099
   Accounts receivable                                                  46,736            8,770              -        55,506
   Prepaid expenses                                                      3,756              883              -         4,639
   Deferred income taxes                                                 3,527                -              -         3,527
                                                                     ---------         -------------------------------------
      Total current assets                                             102,268           10,503        (24,000)       88,771
Property and equipment, net                                              5,213            1,115              -         6,328
Excess of cost over fair value of                                                                            -             -
   net assets acquired, net                                             96,983            7,539         78,649 a,b   183,171
Other intangibles, net                                                   2,571            2,363         (1,363)a,b     3,571
Other assets                                                               661              156              -           817
                                                                     ---------         -------------------------------------
      Total assets                                                   $ 207,696         $ 21,676       $ 53,286     $ 282,658
                                                                     =========         =====================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
   Accounts payable                                                  $   1,337            3,781         (2,818)a   $   2,300
   Accrued liabilities                                                  21,213            3,643            785 a,b    25,641
   Current maturities of notes payable                                       -            2,438              -         2,438
   Income taxes payable                                                    135                -              -           135
                                                                     ---------         -------------------------------------
      Total current liabilities                                         22,685            9,862         (2,033)       30,514
Notes payable                                                            1,374            4,333         62,800 b      68,507
Deferred income taxes payable                                            8,252                -              -         8,252
                                                                     ---------         -------------------------------------
      Total liabilities                                                 32,311           14,195         60,767       107,273
Shareholders' equity:
   Preferred stock                                                           -                -              -             -
   Common stock                                                            120            4,990         (4,990)b         120
   Additional paid-in capital                                          169,179                -              -       169,179
   Retained earnings                                                     6,086            2,491         (2,491)b       6,086
                                                                     ---------         -------------------------------------
      Total shareholders' equity                                       175,385            7,481         (7,481)      175,385
                                                                     ---------         -------------------------------------
      Total liabilities and shareholder's equity                     $ 207,696         $ 21,676       $ 53,286     $ 282,658
                                                                     =========         =====================================

                        PERSONNEL GROUP OF AMERICA, INC.

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              As of June 30, 1996


     The accompanying pro forma balance sheet as of June 30, 1996, was prepared to reflect the financial position of the Company as if the acquisition of BEST had occurred on June 30, 1996. This acquisition has been accounted for using the purchase method of accounting. The Company's historical balance sheet as of June 30, 1996, includes the assets and liabilities of the Acquired Entities and the conversion of the Nursefinders franchises, as these acquisitions and conversions were completed prior to such date.

     a) These adjustments reflect the reduction of certain assets not acquired and liabilities not assumed from the acquisition of BEST.

     b) The pro forma adjustment to net assets represents management's preliminary allocation of the purchase price as follows (dollars in thousands):

                                                                      BEST
                                                                      ----
Purchase Price                                                       $86,800
Fees and expenses                                                      1,218
                                                                     -------
        Total purchase price                                          88,018
Less:
    Net assets acquired                                                 (830)
    Value assigned to noncompetition agreements                       (1,000)
                                                                     -------
Excess of cost over fair value of net asset acquired                 $86,188
                                                                     =======

     The acquisition of BEST provides for additional purchase price consideration upon attainment of certain earnings targets over the next three years. Any additional consideration paid will be recorded as additional purchase price, allocated to excess of cost over fair value of net assets acquired and amortized over the remaining life of the asset.

                        PERSONNEL GROUP OF AMERICA, INC.
                      UNAUDITED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                   (in thousands, except for per share data)



                                     ------------------------------------------------------------------------
                                     Results through
                                  Dec. 31, 1995 for entities previously             Pro Forma
                                     Reported on Form S-1              BEST        Adjustments      Pro Forma
                                     --------------------              ----        -----------      ---------
Revenues
   Staffing services                         $ 182,501               $   -             $   -        $ 182,501
   Information Technology                       24,554                56,921               -           81,475
   Health care services                        118,485                   -                 -          118,485
                                             ---------               -------------------------      ---------
       Total revenues                          325,540                56,921               -          382,461
                                             ---------               -------------------------      ---------
Operating expenses:                                                                                       -
   Direct cost of services                     233,709                37,715                          271,424
   Selling, general, and administrative         65,509                11,930              (743)a       76,696
   License fees                                  4,420                   -                 -            4,420
   Depreciation and amoritization                5,525                   770             1,851 b        8,146
   Other                                             -                 5,333            (5,333)f          -
   Interest Income/Expense                       3,359                 1,897             3,623 c        8,879
                                             ---------               -------------------------      ---------
      Total operating expenses                 312,522                57,645              (602)       369,565
                                             ---------               -------------------------      ---------
      Income (loss) before income taxes         13,018                  (724)              602         12,896
                                             ---------               -------------------------      ---------
Provision for income taxes                       5,593                   -                 (49)d        5,544
                                             ---------               -------------------------      ---------
      Net income (loss)                      $   7,425               $  (724)          $   651      $   7,352
                                             =========               =========================      =========
Weighted average
   shares outstanding (e)                        8,000                                                  8,000
                                             ---------                                              ---------
Pro forma net income per share (e)           $    0.93                                              $    0.92
                                             =========                                              =========

                        PERSONNEL GROUP OF AMERICA, INC.
                      UNAUDITED PRO FORMA INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                   (in thousands, except for per share data)


                                     -------------------------------------------------------------------------
                                     Results through
                                  June 30, 1996 for entities previously              Pro Forma
                                     Reported on Form S-1               BEST        Adjustments      Pro Forma
                                     --------------------               ----        -----------      ---------

Revenues
   Staffing services                         $   95,659               $    -          $   -          $  95,659
   Information Technology                        15,718                 30,690            -             46,408
   Health care services                          61,944                    -              -             61,944
                                             ----------               -----------------------        ---------
      Total revenues                            173,321                 30,690            -            204,011
                                             ----------               -----------------------        ---------
Operating expenses:
   Direct cost of services                      127,854                 20,135            -            147,989
   Selling, general, and administrative          30,760                  6,670           (162) (a)      37,268
   License fees                                   3,270                    -              -              3,270
   Depreciation and amoritization                 2,552                    743            727  (b)       4,022
   Other                                            -                    1,712         (1,712) (f)         -
   Interest Income/Expense                        1,491                    406          1,674  (c)       3,571
                                             ----------               -----------------------        ---------
      Total operating expenses                  165,927                 29,666            527          196,120
                                             ----------               -----------------------        ---------
      Income before income taxs                   7,394                  1,024           (527)           7,891
                                             ----------               -----------------------        ---------
Provision for income taxes                        3,129                      -            199  (d)       3,328
                                             ----------               -----------------------        ---------
      Net income                             $    4,265               $  1,024           (726)           4,563
                                             ==========               ========================       =========
Weighted average
   shares outstanding (e)                         8,403                                                  8,403
                                             ----------                                              ---------
Pro forma net income per share (e)           $     0.51                                              $    0.54
                                             ==========                                              =========

                        PERSONNEL GROUP OF AMERICA, INC.



               NOTES TO UNAUDITED PRO  FORMA STATEMENTS OF INCOME


                 FOR THE YEAR ENDED DECEMBER 31, 1995, AND THE


                      SIX-MONTH PERIOD ENDED JUNE 30, 1996


         The accompanying pro forma statements of income for the year ended December 31, 1995, and the six-month period ended June 30, 1996, have been prepared to reflect the operations of the Company as if the IPO, the Transactions and the acquisition of BEST had occurred on January 1, 1995.

         (a) The adjustments to selling, general and administrative expense include the following (in thousands):

                                   FOR THE YEAR ENDED     FOR THE SIX MONTHS
                                   DECEMBER 31, 1995      ENDED JUNE 30, 1996
Adjust compensation                     $(730)                 $(162)

Other                                     (13)                    -

Total                                   $(743)                 $(162)

    The adjustment to compensation reflects the reduction of certain officers' compensation and employee bonuses following the Transactions and the termination of employment of certain owner/officers, a result of selected officers of the Acquired Companies terminating their employment concurrent with the acquisitions.

         (b) This adjustment reflects the increase in amortization expense related to the excess of cost over fair value of net assets acquired, and other intangible assets added as a result of the Transactions. The excess of cost over fair value of net assets acquired and other intangible assets will be amortized on a straight-line basis over 40 years and four to five years, respectively.

         (c) This adjustment reflects the increase in interest expense for notes payable at an interest rate of 6.5% related to the acquisition of BEST. The effect on pro forma interest expense and pro forma net income of a 1/8% variance in interest rates would not be material.

         (d) This adjustment reflects the impact on income tax expense of the pro forma adjustments to income before provision for income taxes and to provide income taxes for BEST, which was an S Corporation, as if it was a C Corporation for federal income tax purposes based on a combined federal and state tax rate of 40%.

         (e) Pro forma net income per share was computed by dividing pro forma net income, after giving effect to each of the Transactions, by the weighted average number of shares outstanding during the year ended December 31, 1995, and the six months ended June 30, 1996. Pro forma net income per share, as adjusted, was computed by dividing pro forma net income, as adjusted for the impact of the stock offering, by the weighted average number of shares that would have been outstanding for the year ended December 31, 1995, and the six months ended June 30, 1996, as if this offering had occurred on January 1, 1995. The effect of stock options on pro forma net income per share is not material.

         (f) This adjustment reflects the elimination of the compensation expense related to a variable stock option plan that will be terminated following the consummation of the BEST transaction.











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